(614) 464-5607




                                  September 30, 1994





VIA ELECTRONIC TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

             Re:   The Scotts Company
                   Commission File No.: 0-19768
                   CIK No.: 0000825542

Dear Commissioners:

             On behalf of The Scotts Company, an Ohio corporation ("Scotts Ohio"), I have enclosed herewith for filing the Current Report on Form 8-K (the "Form 8-K"). The Form 8-K serves to report the merger on September 20, 1994, of The Scotts Company, a Delaware corporation ("Scotts Delaware"), having a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with and into Scotts Ohio and the conversion of each share of Class A Common Stock, $.01 par value, of Scotts Delaware into one common share, without par value (the "Common Shares"), of Scotts Ohio. By virtue of the merger, Scotts Ohio has succeeded to all of the business, properties, assets and liabilities of Scotts Delaware and, pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Common Shares of Scotts Ohio are deemed to be registered pursuant to Section 12 of the Exchange Act.

             The Form 8-K also reports the merger on September 30, 1994 of The O. M. Scott & Sons Company, a Delaware corporation which is a wholly-owned subsidiary of Scotts Ohio ("OMS"), with and into Scotts Ohio (the "OMS Merger"). By virtue of the OMS Merger, Scotts Ohio has succeeded to all of the business, properties, assets and liabilities of OMS and became an operating company. The outstanding shares of OMS were extinguished in the OMS Merger.

             If you have any questions concerning the enclosed document, please do not hesitate to call me.

                                       Very truly yours,



                                       Elizabeth Turrell Farrar

ETF:i
Enclosures
cc:  Craig D. Walley, Esq. (The Scotts Company)
     Christiane Ward Schmenk, Esq. (The Scotts Company)
     G. Robert Lucas II, Esq.

                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)  September 20, 1994



                               THE SCOTTS COMPANY
      (Exact name of registrant as specified in its charter)

      Ohio                    0-19768                31-199481
(State or other          (Commission File         (IRS Employer
 jurisdiction of             Number)          Identification No.)
 incorporation)

       14111 Scottslawn Road, Marysville, Ohio              43041
   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (513) 644-0011

                            Not Applicable
  (Former name or former address, if changed since last report.)
















                          Index to Exhibits located at Page 4.
                                  Page 1 of 20 Pages.

Item 1.   Changes in Control of Registrant.

                   Not Applicable.


Item 2.   Acquisition or Disposition of Assets.

                   Not Applicable.


Item 3.   Bankruptcy or Receivership.

                   Not Applicable.


Item 4.   Changes in Registrant's Certifying Accountant.

                   Not Applicable.


Item 5.   Other Events.

                   On September 20, 1994, The Scotts Company, a
Delaware corporation ("Scotts Delaware") having a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), was merged (the "Merger") with and into The Scotts Company, an Ohio corporation ("Registrant"), and each share of Class A Common Stock, par value $.01 per share, of Scotts Delaware was converted into one common share, without par value (the "Common Shares"), of Registrant. By virtue of the Merger, Registrant has succeeded to all the business, properties, assets and liabilities of Scotts Delaware and, pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Common Shares of Registrant are deemed to be registered pursuant to Section 12 of the Exchange Act.

                   On September 30, 1994, The O.M. Scott & Sons
Company, a Delaware corporation which was a wholly-owned subsidiary of Scotts Ohio ("OMS"), merged into Scotts Ohio (the "OMS Merger"). By virtue of the OMS Merger, Scotts Ohio has succeeded to all the business, properties, assets and liabilities of OMS and became an operating company. The outstanding shares of OMS were extinguished in the OMS Merger.


Item 6.   Resignations of Registrant's Directors.

                   Not Applicable.


Item 7.   Financial Statements and Exhibits.

                   (a)  Financial statements of businesses acquired:

                                       Not Applicable.

                   (b)                 Pro forma financial information:

                                       Not Applicable.


                   (c)                 Exhibits:

                                       See Index to Exhibits at page 4.


Item 8.   Change in Fiscal Year.

                   Not Applicable.



                                      SIGNATURES

                   Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE SCOTTS COMPANY



Date:  September 30, 1994              By:/s/ Tadd C. Seitz
                                          Tadd C. Seitz, Chairman and
                                          Chief Executive Officer


                                  Index to Exhibits

Exhibit
  No.         Description                                  Page No.

2(a)          Agreement of Merger, dated as of
              August 16, 1994, by and between The
              Scotts Company, a Delaware
              corporation, and The Scotts
              Company, an Ohio corporation
             Pages 5 through 14.

2(b)          Agreement of Merger, dated as of
              September 21, 1994, by and between
              The O.M. Scott & Sons Company, a
              Delaware corporation, and The
              Scotts Company, an Ohio corporation       Pages 15 through 20.



<EX-2(a)>
                                    Exhibit 2(a)


                   Agreement of Merger, dated as of
                   August 16, 1994, by and between The
                   Scotts Company, a Delaware corpora-
                   tion, and The Scotts Company, an
                   Ohio corporation

                                  AGREEMENT OF MERGER


                   AGREEMENT OF MERGER ("Merger Agreement"), dated as of August 16, 1994, by and between THE SCOTTS COMPANY, a Delaware corporation ("SCOTTS DELAWARE"), and THE SCOTTS COMPANY, an Ohio corporation ("SCOTTS OHIO"). SCOTTS DELAWARE and SCOTTS OHIO are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                   The authorized capital stock of SCOTTS OHIO consists of 35,000,000 Common Shares, each without par value, 100 of which are issued and outstanding and owned by SCOTTS DELAWARE.

                   SCOTTS DELAWARE, as the sole shareholder of SCOTTS OHIO, desires to effect a merger of SCOTTS DELAWARE with and into SCOTTS OHIO pursuant to the provisions of the General Corporation
Law of the State of Delaware (the "DGCL") and the General
Corporation Law of the State of Ohio (the "OGCL").

                   The respective Boards of Directors of SCOTTS
DELAWARE and SCOTTS OHIO have determined that it is advisable and in the best interest of each of such corporations that SCOTTS DELAWARE merge with and into SCOTTS OHIO upon the terms and subject to the conditions herein provided.

                   The Board of Directors of SCOTTS OHIO has, by resolution duly adopted, approved this Merger Agreement and directed that it be executed by the undersigned officers.

                   The Board of Directors of SCOTTS DELAWARE has, by resolution duly adopted, approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to a vote of the stockholders of SCOTTS DELAWARE.

                   In consideration of the mutual agreements herein contained, the parties agree that SCOTTS DELAWARE shall be merged with and into SCOTTS OHIO and that the terms and conditions of the merger, the mode of carrying the merger into effect, the manner of converting the shares of the Constituent Corporations and certain other provisions relating thereto shall be as hereinafter set forth.


                                       ARTICLE I

                                      THE MERGER

                   Section 1.01. Surviving Corporation. Subject to the terms and provisions of this Merger Agreement, and in accordance with the DGCL and the OGCL, at the Effective Time (as defined in Section 1.07 hereof), SCOTTS DELAWARE shall be merged with and into SCOTTS OHIO (the "Merger"). SCOTTS OHIO shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") of the Merger and shall continue its corporate existence under the laws of the State of Ohio. At the Effective Time, the separate corporate existence of SCOTTS
DELAWARE shall cease.

                   Section 1.02.  Effect of the Merger.  At the
Effective Time, the Merger shall have the effects provided for herein and in Section 1701.82 of the OGCL and Section 259 of the DGCL.

                   Section 1.03. Articles of Incorporation. As of the Effective Time, the Articles of Incorporation of SCOTTS OHIO, as in effect immediately prior to the Effective Time, shall be amended and replaced in their entirety by the Articles of Incorporation attached hereto as Annex I, which Articles of Incorporation shall become, at the Effective Time, the Articles of Incorporation of the Surviving Corporation until thereafter duly amended in accordance with the provisions thereof and applicable law.

                   Section 1.04. Regulations. As of the Effective Time, the Regulations of SCOTTS OHIO, as in effect immediately prior to the Effective Time, shall be the Regulations of the Surviving Corporation until thereafter duly amended in accordance with the provisions thereof, the Articles of Incorporation of the Surviving Corporation and applicable law.

                   Section 1.05.  Directors of the Surviving
Corporation. At and after the Effective Time and until changed in the manner provided in the Regulations or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law, the number of directors of the Surviving Corporation shall be the number of directors of SCOTTS OHIO immediately prior to the Effective Time. At the Effective Time, each person who is a director of SCOTTS OHIO immediately prior to the Effective Time shall become a director of the Surviving Corporation and each such person shall serve as a director of the Surviving Corporation for the balance of the term for which such person was elected a director of SCOTTS OHIO and until his successor is duly elected and qualified in the manner provided in the Regulations or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law or until his earlier death, resignation or removal in the manner provided in the Regulations or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law.

                   Section 1.06.  Officers of the Surviving
Corporation. At the Effective Time, each person who is an officer of SCOTTS OHIO immediately prior to the Effective Time shall become an officer of the Surviving Corporation with each such person to hold the same office in the Surviving Corporation, in accordance with the Regulations thereof, as he or she held in SCOTTS OHIO immediately prior to the Effective Time.

                   Section 1.07. Effective Time. The Merger shall become effective in accordance with the provisions of
Section 1701.81 of the OGCL and Sections 252 and 103 of the DGCL, upon the later to occur of (a) completion of the filing of a certificate of merger with the Secretary of State of the State of Ohio, and (b) completion of the filing of a certificate of merger with the Secretary of State of the State of Delaware. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

                   Section 1.08. Cumulative Voting. At and after the Effective Time, no holder of shares of SCOTTS OHIO shall be entitled to vote cumulatively in the election of directors.

                   Section 1.09. Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of SCOTTS DELAWARE acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Merger Agreement, SCOTTS DELAWARE and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and the possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Merger Agreement; and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of SCOTTS DELAWARE or otherwise to take any and all such action.


                                      ARTICLE II

                     MANNER, BASIS AND EFFECT OF CONVERTING SHARES

                   Section 2.01.  Conversion of Shares.  At the
Effective Time:

                                       (a) Each share of Class A Common
Stock, par value $0.01 per share (the "Scotts Delaware Shares"), of SCOTTS DELAWARE issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one fully paid and nonassessable Common Share, without par value (the
"Scotts Ohio Common Shares"), of SCOTTS OHIO.

                                       (b) Each Scotts Delaware Share held
in the treasury of SCOTTS DELAWARE immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of SCOTTS DELAWARE, be converted into one fully paid and nonassessable Scotts Ohio Common Share and shall be held in the treasury of the Surviving Corporation; and

                                       (c) Each Scotts Ohio Common Share,
issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and shall cease to exist, and shall not be converted into shares of the Surviving
Corporation or the right to receive cash.

                   Section 2.02. Effect of Conversion. At and after the Effective Time, each share certificate which immediately prior to the Effective Time represented outstanding Scotts Delaware
Shares (a "Delaware Certificate") shall be deemed for all purposes to evidence ownership of, and to represent, the number of Scotts
Ohio Common Shares into which the Scotts Delaware Shares represented by such Delaware Certificate immediately prior to the Effective Time have been converted pursuant to Section 2.01 hereof. The registered owner of any Delaware Certificate outstanding immediately prior to the Effective Time, as such owner appears in the books and records of SCOTTS DELAWARE or its transfer agent immediately prior to the Effective Time, shall, until such Delaware Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the Scotts Ohio Common Shares into which the Scotts Delaware Shares represented by any such Delaware
Certificate have been converted pursuant to Section 2.01 hereof.

                   Section 2.03. Exchange of Certificates. Each holder of a Delaware Certificate shall, upon the surrender of such Delaware Certificate to SCOTTS OHIO or its transfer agent for cancellation after the Effective Time, be entitled to receive from SCOTTS OHIO or its transfer agent a certificate (an "Ohio Certificate") representing the number of Scotts Ohio Common Shares into which the Scotts Delaware Shares represented by such Delaware Certificate have been converted pursuant to Section 2.01 hereof. If any such Ohio Certificate is to be issued in a name other than that in which the Delaware Certificate surrendered for exchange is registered, it shall be a condition of such exchange that the Delaware Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall either pay any transfer or other taxes required by reason of the issuance of the Ohio Certificate in a name other than that of the registered holder of the Delaware Certificate surrendered, or establish to the satisfaction of SCOTTS OHIO or its transfer agent that such tax has been paid or is not applicable.

                   Section 2.04.  Long Term Incentive Plan and Profit
Sharing Plan.

                   (a) Each option to purchase Scotts Delaware Shares and each performance share granted under The Scotts Company 1992
Long Term Incentive Plan (the "Long Term Incentive Plan") which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of any such option or performance share, as appropriate, be converted into and become an option to purchase, or a performance share with respect to, the same number of Scotts Ohio Common
Shares as the number of Scotts Delaware Shares which were subject to such option or performance share immediately prior to the Effective Time at the same option price per share (in the case of options) and upon the same terms and subject to the same conditions as are in effect at the Effective Time. The Surviving Corporation shall reserve for purposes of the Long Term Incentive
Plan a number of Scotts Ohio Common Shares equal to the number of Scotts Delaware Shares reserved by SCOTTS DELAWARE for issuance under the Long Term Incentive Plan as of the Effective Time. As of the Effective Time, SCOTTS OHIO hereby assumes the Long Term Incentive Plan and all obligations of SCOTTS DELAWARE under the Long Term Incentive Plan including the outstanding options and performance shares or portions thereof granted or awarded pursuant thereto.


                   (b) The O. M. Scott & Sons Company Profit Sharing and Savings Plan (the "Profit Sharing Plan") shall become an identical plan of the Surviving Corporation at the Effective Time, automatically and without further act of either of the Constituent Corporations or any participant thereunder, and each person who is a participant under the Profit Sharing Plan shall thereafter continue to participate thereunder upon identical terms and conditions; provided, however, that at and after the Effective Time, each right to acquire Scotts Delaware Shares shall thereafter be a right to acquire Scotts Ohio Common Shares.

                   Section 2.05. Subordinated Indenture. As of the Effective Time, SCOTTS OHIO hereby assumes all of the obligations of SCOTTS DELAWARE under the Subordinated Indenture, dated as of June 1, 1994, as supplemented, of SCOTTS DELAWARE to Chemical Bank and the Senior Subordinated Notes issued thereunder.


                                      ARTICLE III

                    APPROVAL; AMENDMENT; TERMINATION; MISCELLANEOUS

                   Section 3.01. Approval. This Merger Agreement shall be submitted for approval by the stockholders of SCOTTS
DELAWARE at a special meeting of stockholders.

                   Section 3.02. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the Constituent Corporations, after authorization of such action by the Boards of Directors of the Constituent Corporations, at any time prior to the filing of certificates of merger, as contemplated by Section 1.07 of this Merger Agreement, with the Secretary of State of the State of Delaware and with the Secretary of State of the State of Ohio, except that after the approval contemplated by Section 3.01 hereof, there shall be no amendments that would (a) alter or change the amount or kind of shares to be received by the holders of any class or series of shares of either of the Constituent Corporations in the Merger, (b) alter or change any term of the Articles of Incorporation or Regulations of SCOTTS OHIO, or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of shares of either of the Constituent Corporations.

                   Section 3.03. Abandonment. At any time prior to the filing of certificates of merger, as contemplated by
Section 1.07 of this Merger Agreement, with the Secretary of State of the State of Delaware and with the Secretary of State of the State of Ohio, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either SCOTTS OHIO or SCOTTS DELAWARE, or both, notwithstanding approval of this Merger Agreement by the sole shareholder of SCOTTS OHIO or by the stockholders of SCOTTS DELAWARE, or by both.

                   Section 3.04. Counterparts. This Merger Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall be deemed to constitute a single instrument.

                   Section 3.05. Statutory Agent in Ohio. The name and address of the statutory agent in Ohio upon whom any process, notice or demand against SCOTTS DELAWARE or the Surviving Corpora-tion may be served are:

                                       CT Corporation System
                                       3810 Carew Tower
                                       Cincinnati, Ohio  45202

                   Section 3.06. Designated Agent in Delaware. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of SCOTTS DELAWARE, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and the Surviving Corporation irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceeding; a copy of such process shall be mailed by the Secretary of State of the State of Delaware to:

                                       Craig D. Walley
                                       Vice President and Secretary
                                       The Scotts Company
                                       14111 Scottslawn Road
                                       Marysville, Ohio  43041


                   IN WITNESS WHEREOF, SCOTTS DELAWARE and SCOTTS OHIO have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first above written.


                                       THE SCOTTS COMPANY,
Attest:                                an Ohio corporation


By:/s/ Craig D. Walley                    By:/s/ Tadd C. Seitz

   Craig D. Walley, Secretary             Tadd C. Seitz, President


                                       THE SCOTTS COMPANY,
Attest:                                a Delaware corporation


By:/s/ Craig D. Walley                    By:/s/ Tadd C. Seitz

   Craig D. Walley, Secretary             Tadd C. Seitz, President


                                        AMENDED

                               ARTICLES OF INCORPORATION
                                          OF
                                  THE SCOTTS COMPANY

                   The undersigned, desiring to form a corporation for profit under Chapter 1701 of the Ohio Revised Code, does hereby certify:

                   FIRST:              The name of the corporation shall be
The Scotts Company.

                   SECOND:             The place in Ohio where the principal
office of the corporation is to be located is in the City of Marysville, County of Union.

                   THIRD:              The purpose for which the corporation
is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98 of the Ohio Revised Code.

                   FOURTH:             The authorized number of shares of
the corporation shall be Thirty-Five Million (35,000,000), all of which shall be common shares, each without par value.

                   FIFTH:              The directors of the corporation
shall have the power to cause the corporation from time to time and at any time to purchase, hold, sell, transfer or otherwise deal with (A) shares of any class or series issued by it, (B) any security or other obligation of the corporation which may confer upon the holder thereof the right to convert the same into shares of any class or series authorized by the articles of the corporation, and (C) any security or other obligation which may confer upon the holder thereof the right to purchase shares of any class or series authorized by the articles of the corporation. The corporation shall have the right to repurchase, if and when any shareholder desires to sell, or on the happening of any event is required to sell, shares of any class or series issued by the corporation. The authority granted in this Article FIFTH of these Articles shall not limit the plenary authority of the directors to purchase, hold, sell, transfer or otherwise deal with shares of any class or series, securities or other obligations issued by the corporation or authorized by its articles.

                   SIXTH:              No shareholder of the corporation
shall have, as a matter of right, the pre-emptive right to purchase or subscribe for shares of any class, now or hereafter authorized, or to purchase or subscribe for securities or other obligations convertible into or exchangeable for such shares or which by warrants or otherwise entitle the holders thereof to subscribe for or purchase any such share.

                   SEVENTH:            Shareholders of the corporation shall
not have the right to vote cumulatively in the election of directors.

                   EIGHTH:             These Amended Articles of
Incorporation take the place of and supersede the existing Articles of Incorporation of The Scotts Company.

<EX-2(b)>

                                    Exhibit 2(b)

                   Agreement of Merger, dated as of
                   September 21, 1994, by and between The
                   O.M. Scott & Sons Company, a Delaware
                   corporation, and The Scotts Company, an
                   Ohio corportion

                                 AGREEMENT OF MERGER


                   AGREEMENT OF MERGER ("Merger Agreement"), dated as of September 21, 1994, by and between THE O. M. SCOTT & SONS
COMPANY, a Delaware corporation ("OMS"), and THE SCOTTS COMPANY, an Ohio corporation ("SCOTTS OHIO"). OMS and SCOTTS OHIO are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                   The authorized capital stock of OMS consists of 100 shares of Common Stock, $100 par value. Of such shares, 100 are issued and outstanding and all of the issued and outstanding shares are owned by SCOTTS OHIO.

                   SCOTTS OHIO, as the sole stockholder of OMS, desires to effect a merger of OMS with and into SCOTTS OHIO pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the General Corporation Law of the State of Ohio (the "OGCL").

                   The respective Boards of Directors of OMS and SCOTTS OHIO have determined that it is advisable and in the best interest of each of such corporations that OMS merge with and into SCOTTS OHIO upon the terms and subject to the conditions herein provided.

                   The Board of Directors of SCOTTS OHIO has, by resolution duly adopted, approved this Merger Agreement pursuant to Section 251(f) of the DGCL and directed that it be executed by the undersigned officers. The conditions in the first sentence of
Section 251(f) of the DGCL, pursuant to which the Merger Agreement may be approved without any vote of the stockholders of SCOTTS OHIO, have been satisfied.

                   The Board of Directors of OMS has, by resolution duly adopted, approved this Merger Agreement and directed that it be executed by the undersigned officers.

                   In consideration of the mutual agreements herein contained, the parties agree that OMS shall be merged with and into SCOTTS OHIO and that the terms and conditions of the merger, the mode of carrying the merger into effect, the manner of converting the shares of the Constituent Corporations and certain other provisions relating thereto shall be as hereinafter set forth.


                                       ARTICLE I

                                      THE MERGER

                   Section 1.01. Surviving Corporation. Subject to the terms and provisions of this Merger Agreement, and in accordance with the DGCL and the OGCL, at the Effective Time (as defined in Section 1.07 hereof), OMS shall be merged with and into SCOTTS OHIO (the "Merger"). SCOTTS OHIO shall be the surviving corporation (hereinafter sometimes called the "Surviving Corpora-tion") of the Merger and shall continue its corporate existence under the laws of the State of Ohio. At the Effective Time, the separate corporate existence of OMS shall cease.

                   Section 1.02.  Effect of the Merger.  At the
Effective Time, the Merger shall have the effects provided for herein and in Section 1701.82 of the OGCL and Section 259 of the DGCL.

                   Section 1.03. Articles of Incorporation. As of the Effective Time, the Articles of Incorporation of SCOTTS OHIO, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter duly amended in accordance with the provisions thereof and applicable law.

                   Section 1.04. Regulations. As of the Effective Time, the Regulations of SCOTTS OHIO, as in effect immediately prior to the Effective Time, shall be the Regulations of the Surviving Corporation until thereafter duly amended in accordance with the provisions thereof, the Articles of Incorporation of the Surviving Corporation and applicable law.

                   Section 1.05.  Directors of the Surviving
Corporation. At and after the Effective Time and until changed in the manner provided in the Regulations or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law, the number of directors of the Surviving Corporation shall be the number of directors of SCOTTS OHIO immediately prior to the Effective Time. At the Effective Time, each person who is a director of SCOTTS OHIO immediately prior to the Effective Time shall become a director of the Surviving Corporation and each such person shall serve as a director of the Surviving Corporation for the balance of the term for which such person was elected a director of SCOTTS OHIO and until his successor is duly elected and qualified in the manner provided in the Regulations or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law or until his earlier death, resignation or removal in the manner provided in the Regulations or the Articles of Incorporation of the Surviving Corporation or as otherwise provided by law.

                   Section 1.06.  Officers of the Surviving
Corporation. At the Effective Time, each person who is an officer of SCOTTS OHIO immediately prior to the Effective Time shall become an officer of the Surviving Corporation with each such person to hold the same office in the Surviving Corporation, in accordance with the Regulations thereof, as he or she held in SCOTTS OHIO immediately prior to the Effective Time.

                   Section 1.07. Effective Time. The Merger shall become effective in accordance with the provisions of
Section 1701.81 of the OGCL and Sections 252 and 103 of the DGCL, on September 30, 1994. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

                   Section 1.08. Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of OMS acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Merger Agreement, OMS and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and the possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Merger Agreement;
and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of OMS or otherwise to take any and all such action.


                                      ARTICLE II

                     MANNER, BASIS AND EFFECT OF CONVERTING SHARES

                   Section 2.01.  Conversion of Shares.  At the
Effective Time:

                                       (a) Each Common Share, without par
value (the "Scotts Ohio Common Shares"), of SCOTTS OHIO issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, continue to constitute one Common Share of the Surviving Corporation.

                                       (b) Each Scotts Ohio Common Share
held in the treasury of SCOTTS OHIO immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of SCOTTS OHIO, continue to constitute one
Common Share of the Surviving Corporation and shall be held in the treasury of the Surviving Corporation; and

                                       (c) Each share of Common Stock, $100
par value, of OMS issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be extinguished and shall cease to exist, and shall not be converted into shares of the Surviving Corporation or the right to receive cash.

                   Section 2.02. Profit Sharing Plan. The O. M. Scott & Sons Company Profit Sharing and Savings Plan (the "Profit Sharing Plan") shall become an identical plan of the Surviving Corporation at the Effective Time, automatically and without further act of either of the Constituent Corporations or any participant thereunder, and each person who is a participant under the Profit Sharing Plan shall thereafter continue to participate thereunder upon identical terms and conditions.

                   Section 2.03. Subordinated Indenture. As of the Effective Time, SCOTTS OHIO hereby assumes all of the obligations of OMS under the Subordinated Indenture, dated as of June 1, 1994, as supplemented, of OMS to Chemical Bank and the Senior
Subordinated Notes issued thereunder.


                                     ARTICLE III

                         AMENDMENT; TERMINATION; MISCELLANEOUS

                   Section 3.01. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the Constituent Corporations, after authorization of such action by the Boards of Directors of the Constituent Corporations, at any time prior to the filing of certificates of merger with the Secretary of State of the State of Delaware and with the Secretary of State of the State of Ohio.

                   Section 3.02. Abandonment. At any time prior to the filing of certificates of merger with the Secretary of State of the State of Delaware and with the Secretary of State of the State of Ohio, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either SCOTTS OHIO or OMS, or both, notwithstanding approval of this Merger Agreement by the sole stockholder of OMS.

                   Section 3.03. Counterparts. This Merger Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall be deemed to constitute a single instrument.

                   Section 3.04. Statutory Agent in Ohio. The name and address of the statutory agent in Ohio upon whom any process, notice or demand against OMS or the Surviving Corporation may be served are:

                                       CT Corporation System
                                       3810 Carew Tower
                                       Cincinnati, Ohio  45202

                   Section 3.05. Designated Agent in Delaware. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of OMS, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and the Surviving Corporation irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceeding; a copy of such process shall be mailed by the Secretary of State of the State of Delaware to:

                                       Craig D. Walley
                                       Vice President and Secretary
                                       The Scotts Company
                                       14111 Scottslawn Road
                                       Marysville, Ohio  43041


                  IN WITNESS WHEREOF, OMS and SCOTTS OHIO have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first above written.


                                       THE SCOTTS COMPANY,
Attest:                                an Ohio corporation


By:/s/ Craig D. Walley                    By:/s/ Tadd C. Seitz

   Craig D. Walley, Secretary             Tadd C. Seitz, Chairman and
                                            Chief Executive Officer


                                       THE O. M. SCOTT & SONS COMPANY,
Attest:                                a Delaware corporation


By:/s/ Craig D. Walley                    By:/s/ Tadd C. Seitz

   Craig D. Walley, Secretary             Tadd C. Seitz, Chairman and
                                            Chief Executive Officer